Exhibit 99.2

Replacement Capital Covenant, dated as of February 2, 2007 (this “Replacement Capital Covenant”), by JPMorgan Chase & Co., a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

A. On the date hereof, the Corporation is issuing $1,001,000,000 aggregate principal amount of its 6.450% Junior Subordinated Deferrable Interest Debentures, Series V (the “Subordinated Debentures”) to JPMorgan Chase Capital XXI (the “Trust”).

B. On the date hereof, the Trust is issuing $1,000,000,000 aggregate liquidation amount of its 6.450% Capital Securities, Series V (the “Capital Securities” and together with the Subordinated Debentures, the “Securities”).

C. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated January 26, 2007, relating to the Capital Securities (together with the Prospectus, dated September 1, 2005 attached thereto, the “Prospectus Supplement”).

D. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

Limitations on Redemption and Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not, and shall cause the Trust not to, repay, redeem or purchase all or any part of the Securities on or before January 15, 2067 except to the extent that (a) in the case of redemption or purchase, the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines applicable to bank holding companies and (b) the principal amount repaid or the applicable redemption or purchase price does not exceed the sum of the following amounts:

the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Corporation’s dividend reinvestment plan or employee benefit plans) to Persons other than the Corporation and its Subsidiaries; plus the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity to Persons other than the Corporation and its Subsidiaries; plus the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

Covered Debt. 2) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but JPMorgan Chase Bank, National Association is a

Subsidiary of the Corporation and JPMorgan Chase Bank, National Association has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but JPMorgan Chase Bank, National Association is a Subsidiary of the Corporation and JPMorgan Chase Bank, National Association has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.

Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (B) file a copy of this Replacement Capital Covenant with the Commission as an Exhibit to a Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s or JPMorgan Chase Bank, National Association’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.

Termination, Amendment and Waiver. a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) January 15, 2067, (ii) the date, if any, on which the Holders of a majority by principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which neither the Corporation nor JPMorgan Chase Bank, National Association has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority by principal amount of the then effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then effective series of Covered Debt) if (i) the effect of such amendment or supplement is solely to impose additional restrictions on the ability of the Corporation to repay, redeem or purchase Securities in any circumstance or (ii)(A) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and (B) an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.

For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

Miscellaneous. b) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

JPMorgan Chase & Co.

270 Park Avenue, 39th Floor

New York, New York 10017

Attention: Neila Radin

IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

JPMorgan Chase & Co.

By:	/s/ Authorized Signatory
Name:
Title:

Definitions

“Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “such securities”), provisions in the related transaction documents requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that

(a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock;

(b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to use eligible proceeds to pay deferred Distributions and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds;

(c) if deferral of Distributions continues for more than one year, require the Corporation not to redeem or repurchase any of its Common Stock until at least one year after all deferred Distributions have been paid (a “Share Repurchase Provision”);

(d) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities to:

(i) in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, either (1) during the first five years of any deferral period or (2) prior to the ninth anniversary of the commencement of the deferral period with respect to deferred Distributions attributable to the first five years of any deferral period, (A) an amount of such securities, the net proceeds from the issuance thereof pursuant to the Alternative Payment Mechanism is equal to 2% of the market capitalization of the Corporation or (B) a number of shares of Common Stock or rights to purchase a number of shares of Common Stock not in excess of 2% of the total number of issued and outstanding shares of Common Stock of the Corporation (the “Common Cap”); and

(ii) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism)an amount from the issuance thereof equal to 25% of the liquidation or principal amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”); and

(e) in the case of securities other than non-cumulative perpetual preferred stock, include a Bankruptcy Claim Limitation Provision;

provided (and it being understood) that:

(a) the Alternative Payment Mechanism may in the discretion of the Corporation include a Share Cap (provided that such Share Cap shall not represent a lower proportion of the outstanding shares of Common Stock of the Corporation as of the date of issuance of such securities than the Share Cap for the Subordinated Debentures represents as a proportion of the outstanding shares of Common Stock of the Corporation as of the date of the Prospectus Supplement);

(b) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

(c) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, Preferred Cap and Share Cap, as applicable; and

(d) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, Preferred Cap and Share Cap, as applicable, in proportion to the total amounts that are due on such securities.

“APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism):

(i)	Common Stock; or

(ii)	rights to purchase Common Stock; and

(iii)	Qualifying Non-Cumulative Preferred Stock;

provided that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.

“Applicable Percentage” means:

(i)	in the case of any Common Stock or rights to acquire Common Stock, a percentage equivalent of one divided by (a) 75% with respect to any repayment, redemption or purchase on or prior to January 15, 2037, (b) 50% with respect to any repayment, redemption or purchase after January 15, 2037 and on or prior to January 15, 2057 and (c) 25% with respect to any repayment, redemption or purchase after January 15, 2057;

(ii)	in the case of any Mandatorily Convertible Preferred Stock, a percentage equivalent of one divided by (a) 75% with respect to any repayment, redemption or purchase on or prior to January 15, 2037, (b) 50% with respect to any repayment, redemption or purchase after January 15, 2037 and on or prior to January 15, 2057 and (c) 25% with respect to any repayment, redemption or purchase after January 15, 2057;

(iii)	in the case of any Debt Exchangeable for Equity, a percentage equivalent of 0.75 divided by (a) 75% with respect to any repayment, redemption or purchase on or prior to January 15, 2037, (b) 50% with respect to any repayment, redemption or purchase after January 15, 2037 and on or prior to January 15, 2057 and (c) 25% with respect to any repayment, redemption or purchase after January 15, 2057; and

(iv)	in the case of any Qualifying Capital Securities, 100%.

“Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “such securities”), provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (A) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (B) any period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities having a Mandatory Trigger Provision, to:

(i)	in the case of securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and

(ii)	in the case of any other securities, an amount not in excess of the sum of (x) the amount of accumulated and unpaid Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision; provided that the holders of such securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in subclause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had such claim ranked pari passu with the claims of the holders, if any, of Qualifying Non-Cumulative Preferred Stock.

“Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or, on or after February 2, 2037, a day that is not a London business day. A “London business day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Capital Securities” has the meaning specified in Recital B.

“Commission” means the United States Securities and Exchange Commission.

“Common Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

“Common Stock” means common stock of the Corporation (including treasury shares of common stock and shares of common stock sold pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

“Corporation” has the meaning specified in the introduction to this instrument.

“Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or JPMorgan Chase Bank, National Association during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Debt Exchangeable for Equity” means a security (or combination of securities) that:

(i) gives the holder a beneficial interest in (a) debt securities of the Corporation that are Non-Cumulative and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract for Qualifying Non-Cumulative Preferred Stock;

(ii) provides that the investors directly or indirectly grant to the Corporation a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase preferred stock of the Corporation pursuant to such stock purchase contracts;

(iii) includes a remarketing feature pursuant to which the such debt securities of the Corporation are remarketed to new investors within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;

(iv) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such debt securities of the Corporation, provides that the stock purchase contracts will be settled by the Corporation exercising its rights as a secured creditor with respect to such debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Equity;

(v) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such securities and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity as a replacement security (or combination of securities) or the Qualifying Non-Cumulative Preferred Stock; and

(vi) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock.

“Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by JPMorgan Chase Bank, National Association, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of JPMorgan Chase Bank, National Association meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of JPMorgan Chase Bank, National Association meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by JPMorgan Chase Bank, National Association, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of JPMorgan Chase Bank, National Association meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of JPMorgan Chase Bank, National Association meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Federal Reserve” means the Board of Governors of the Federal Reserve System.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Indenture” means the Junior Subordinated Indenture, dated as of December 1, 1996, between the Corporation (formerly known as “The Chase Manhattan Corporation”) and The Bank of New York, as Trustee, as supplemented by the supplemental indentures dated as of September 23, 2004 and May 19, 2005.

“Initial Covered Debt” means the Corporation’s 5.875% Junior Subordinated Deferrable Interest Debentures, Series O, due 2035.

“Intent-Based Replacement Disclosure” means, as to any security or combination of securities (together in this definition, “such securities”), that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will redeem or repurchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date. Notwithstanding the use of the term “Intent-Based Replacement Disclosure” in the definitions of “Qualifying Capital Securities” and “Qualifying Non-Cumulative Preferred Stock”, the requirement in those definitions that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

“Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock converts into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

“Mandatory Trigger Provision” means as to any security or combination of securities (together in this definition, “securities”), provisions in the terms thereof or of the related transaction agreements that:

(i)	require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such security or combination of securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts), and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (A) if the Mandatory Trigger Provision does not require such issuance and sale within one year of such failure, the amount of Common Stock or rights to acquire Common Stock the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap, and (B) the amount of Qualifying Non-Cumulative Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;

(ii)	if the provisions described in clause (i) do not require such issuance and sale within one year of such failure, prohibit the Corporation from repurchasing any of its Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (i) to pay such unpaid Distributions in full; and

(iii)	other than in the case of non-cumulative perpetual preferred stock, include a Bankruptcy Claim Limitation Provision.

No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years. It is acknowledged that as of the date hereof the Federal Reserve has not permitted a Mandatory Trigger Provision in any securities issued by a bank holding company and treated any of those securities as Tier 1 capital for the bank holding company.

“Market Disruption Events” means one or more events or circumstances substantially similar to those listed as “Market Disruption Events” in the Supplemental Indenture.

“Measurement Date” means (a) with respect to any repayment, redemption or purchase of Securities on or prior to February 2, 2037, the date that is 180 days prior to delivery of notice of such repayment, redemption or purchase; and (b) with respect to any repayment, redemption or purchase of Securities after February 2, 2037, the date that is 30 days prior to the date of such repayment, redemption or purchase, except that, if during the 150 days (or any shorter period) preceding the date that is 30 days prior to the date of such repayment, redemption or purchase, net cash proceeds described above were received but no repayment, redemption or purchase was made in connection therewith, the date upon which such 150 day (or shorter) period prior to the date of such repayment, redemption or purchase began.

“Non-Cumulative” means, with respect to any securities, that the issuer may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include an Alternative Payment Mechanism shall also be deemed to be Non-Cumulative for all purposes of this Replacement Capital Covenant, other than the definitions of APM Qualifying Securities and Qualifying Non-Cumulative Preferred Stock, and debt securities that include an Alternative Payment Mechanism shall be deemed to be Non-Cumulative for purposes of the definition of Debt Exchangeable for Equity (it being understood that such Alternative Payment Mechanism for purposes of the definition of “Debt Exchangeable for Equity” need not include a Common Cap, a Preferred Cap, a Share Repurchase Provision or a Bankruptcy Claim Limitation Provision).

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“Optional Deferral Provision” means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:

(a)(i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies, and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first five years of any deferral period and need not include a Common Cap); or

(b) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), and

(b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing Common Stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

“Prospectus Supplement” has the meaning specified in Recital C.

“Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity) that (a) qualify as Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve as then in effect and applicable to bank holding companies and (b) in the determination of the Corporation’s Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

(i) in connection with any repayment, redemption or purchase of Subordinated Debentures or Capital Securities on or prior to January 15, 2037:

(A) subordinated debentures and guarantees issued by the Corporation with respect to trust preferred securities if the Subordinated Debentures and guarantees (1) rank pari passu with or junior to the Subordinated Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 60 years and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant;

(B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) (i) are Non-Cumulative and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or (ii) have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure; or

(C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and an Optional Deferral Provision; or

(ii) in connection with any repayment, redemption or purchase of Subordinated Debentures or Capital Securities after January 15, 2037 and on or prior to January 15, 2057:

(A) all securities described under clause (i) of this definition;

(B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have an Optional Deferral Provision;

(C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding-up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 60 years and (4) have Intent-Based Replacement Disclosure;

(D) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 40 years, (3) are Non-Cumulative and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure;

(E) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with the junior subordinated deferrable interest debentures issued to JPMorgan Chase Capital XVII by the Corporation and the guarantees thereof, (2) have an Optional Deferral Provision and a Mandatory Trigger Provision, (3) have no maturity or a maturity of at least 60 years and (4) have Intent-Based Replacement Disclosure;

(F) cumulative preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) (i) has no maturity or a maturity of at least 60 years and (ii) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

(G) other securities issued by the Corporation or its Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Corporation either (i) pari passu with or junior to the Subordinated Debentures or (ii) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (2) have a Mandatory Trigger Provision and either (x) have no maturity or a maturity of at least 40 years and have Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

(iii) in connection with any repayment, redemption or purchase of Subordinated Debentures or Capital Securities at any time after January 15, 2057:

(A) all securities described under clause (ii) of this definition;

(B) preferred stock issued by the Corporation that (1) has no maturity or a maturity of at least 60 years and (2) has an Optional Deferral Provision and Intent-Based Replacement Disclosure;

(C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding-up of the Corporation, (2) either (x) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (3) have an Optional Deferral Provision;

(D) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with the junior subordinated deferrable interest debentures issued to JPMorgan Chase Capital XVII by the Corporation and the guarantees thereof, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision, (3) have no maturity or a maturity at least 30 years and (4) have Intent-Based Replacement Disclosure; or

(E) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.

“Qualifying Non-Cumulative Preferred Stock” means non-cumulative perpetual preferred stock of the Corporation that (i) ranks pari passu with or junior to all other outstanding preferred stock of the issuer and (ii) contains no remedies other than Permitted Remedies and either (a) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the Corporation from making any Distributions thereon upon the Corporation’s failure to satisfy one or more financial tests set forth therein or (b) is subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant.

“Qualifying Warrants” means net share settled warrants to purchase Common Stock of the Corporation that:

(i)	have an exercise price greater than the current stock market price of the Common Stock as of their date of issuance; and

(ii)	the Corporation is not entitled to redeem for cash and the holders are not entitled to require the Corporation to repurchase for cash in any circumstances.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Securities” has the meaning specified in Recital B.

“Share Cap” means a cap on the total number of shares of Common Stock that may be issued by the Corporation pursuant to an Alternative Payment Mechanism or on the total number of shares of Common Stock underlying all Qualifying Warrants that may be issued by the Corporation pursuant to an Alternative Payment Mechanism.

“Subordinated Debenture” has the meaning specified in Recital A.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Supplemental Indenture” means the Supplemental Indenture, dated as of February 2, 2007, between the Corporation and The Bank of New York, as Trustee.

“Termination Date” has the meaning specified in Section 4(a).

“Trust” has the meaning specified in Recital A.